Section 906 CEO Certification

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Colony Resorts LVH Acquisitions, LLC (the "Company") on Form 10-Q for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Monahan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Monahan

David Monahan

Chief Executive Officer

Date: May 14, 2010